TRAVELERS SERIES FUND, INC.

SUPPLEMENT DATED JUNE 28, 2005

TO THE PROSPECTUSES OF THE PORTFOLIOS INDICATED BELOW

The following supplements the section of each of the Prospectuses for the portfolios listed below entitled “Management”:

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, the portfolio’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Portfolio’s investment management contract with the Manager. Therefore, the portfolio’s Board will be asked to approve a new investment management contract between the Portfolio and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Portfolio for their approval.

Smith Barney Aggressive Growth Portfolio	February 28, 2005
Smith Barney High Income Portfolio	February 28, 2005
Smith Barney International All Cap Growth Portfolio	February 28, 2005
Smith Barney Large Capitalization Growth Portfolio	February 28, 2005
Smith Barney Large Cap Value Portfolio	February 28, 2005
Smith Barney Mid Cap Core Portfolio	February 28, 2005
Smith Barney Money Market Portfolio	February 28, 2005
SB Adjustable Rate Income Portfolio	February 28, 2005

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